                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the filing by Win Gaming Media, Inc. (the "Company") of the
Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Shimon Citron, Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C. 1350, that to my knowledge:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2009                                  By: /s/ Shimon Citron
                                                        ---------------------
                                                        Shimon Citron
                                                        Chief Executive Officer